UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2008
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	001-34037 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana		70058
(Address of principal executive offices)		(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
      On May 1, 2008, Superior Energy Services, Inc. (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
      On April 29, 2008, the Company issued a press release announcing it has acquired a 50% interest in two 265-ft class liftboats from Moreno Energy, Inc. and entered into contracts with Moreno Energy, Inc. to jointly construct on a 50%/50% basis two additional 265-ft. class liftboats. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(c	)	Exhibits.

99.1		Press release issued by Superior Energy Services, Inc., dated May 1, 2008.

99.2		Press release issued by Superior Energy Services, Inc., dated April 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor

Robert S. Taylor
Chief Financial Officer
Dated: May 2, 2008